POWER OF ATTORNEY

I, Ronald J. McHugh, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-131139

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 9, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ronald J. McHugh	Director	March 9, 2009
Ronald J. McHugh

POWER OF ATTORNEY

I, Marianne Harrison, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-131139

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 10, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marianne Harrison	Director	March 10, 2009
Marianne Harrison